SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): February 23, 1997


                            RELIASTAR FINANCIAL CORP.
                            -------------------------
             (Exact name of registrant as specified in its charter)


    DELAWARE                     1-10640                  41-1620373
-----------------------    -----------------------      ----------------------
(Sate of incorporation)    (Commission File Number)     (I.R.S. Employer
                                                        Identification Number)


20 Washington
Avenue South
MINNEAPOLIS, MINNESOTA                                   55401
----------------------------------------------------------------
(Address of principal executive offices)              (Zip Code)


                                 (612) 372-5432
                                  -------------
                         (Registrant's telephone number

Item 5. OTHER EVENTS


     ReliaStar Financial Corp. (the "Company") entered into an Agreement and Plan of Merger, dated as of February 23, 1997, (the "Merger Agreement"), with Security-Connecticut Corporation, a Delaware corporation (Security-Connecticut), providing for the merger of Security-Connecticut with and into the Company.


     A press release pertaining to the proposed merger and the Merger Agreement have been filed as Exhibits and are incorporated herein by reference.

EXHIBITS

99.1  Press release dated February 24, 1997.

2.1 Agreement and Plan of Merger, dated as of February 23, 1997, between ReliaStar Financial Corp. and Security-Connecticut.



                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        ReliaStar Financial Corp.

Date: February 25, 1997                 By: /s/Richard R. Crowl
                                          -----------------------
                                            Richard R. Crowl
                                            Senior Vice President